Virtus Opportunities Trust (the “Trust”)

Supplement dated October 18, 2012 to the Statutory Prospectuses dated January 31, 2012, as supplemented and/or revised

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Account Reinstatement Privilege” on page 174 of the statutory prospectus covering all funds of the Trust is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

The disclosure under “Account Reinstatement Privilege” on page 181 of the statutory prospectus covering all funds of the Trust is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

The disclosure under “Account Reinstatement Privilege” on page 39 of the statutory prospectus covering only the AlphaSector Funds is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

The disclosure under “Account Reinstatement Privilege” on page 44 of the statutory prospectus covering only the AlphaSector Funds is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020&8433/ReinstatementPrivilege (10/2012)